UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2026 (March 17, 2026)

Cyber Enviro-Tech, Inc.

Exact name of Registrant as Specified in its Charter

Wyoming	333-267560	86-3601702
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

6991 E. Camelback Road, Suite D-300

Scottsdale, Arizona 85251

Address of Principal Executive Offices, Including Zip Code

307-200-2803

Registrant's Telephone Number, Including Area Code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CETI	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers

(b) Resignation of Chief Financial Officer

On March 17, 2026, Dan Leboffe resigned from his position as Chief Financial Officer of Cyber Enviro-Tech, Inc. (the “Company”), effective the same date.

Mr. Leboffe’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Mr. Leboffe has expressed his support for the appointment of Deborah Casper-Stone as Chief Financial Officer.

(c) Appointment of Chief Financial Officer

On March 17, 2026, the Company appointed Deborah Casper-Stone as its Chief Financial Officer, effective immediately.

Ms. Casper-Stone has been working with the Company as a financial consultant since August 2025, during which time she played a key role in the preparation and filing of the Company’s quarterly and annual reports, including its Forms 10-Q and most recent Form 10-K. During this period, she strengthened the Company’s financial reporting processes through a disciplined, organized approach focused on accuracy, completeness, and timeliness.

Ms. Casper-Stone brings extensive executive and financial leadership experience, including serving as Chief Executive Officer and Chief Financial Officer of private and venture-backed companies. Her background includes SEC reporting, financial modeling, capital raising, GAAP and IFRS compliance, and managing accounting and finance functions from early-stage development through growth and scaling. She has also led budgeting, forecasting, strategic planning initiatives, investor communications, and compliance programs.

There are no arrangements or understandings between Ms. Casper-Stone and any other persons pursuant to which she was appointed as Chief Financial Officer. There are no family relationships between Ms. Casper-Stone and any director or executive officer of the Company.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 17, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBER ENVIRO-TECH, INC.

	By:	/s/ Kim D. Southworth
Date: March 18, 2026	Name:	Kim D. Southworth, Chief Executive Officer